UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2022

GE HEALTHCARE TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41528	88-2515116
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Monroe Street

Chicago, IL

(Address of principal executive offices, and Zip Code)

617-443-3400

(Registrant’s telephone number, including area code)

GE Healthcare Holding LLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the previously announced planned distribution of at least 80.1% of the shares of common stock of GE HealthCare Technologies Inc. (formerly known as GE Healthcare Holding LLC) (the “Company”) by General Electric Company (“GE”) to holders of GE common stock on a pro rata basis (“Spin-Off”), the Company filed (i) a Certificate of Conversion with the Secretary of State of the State of Delaware, which became effective as of 8:30 a.m. Eastern time on December 29, 2022 (the “Effective Time”) and (ii) a Certificate of Incorporation (“Charter”) with the Secretary of State of the State of Delaware, which became effective as of the Effective Time. At the Effective Time, the Company converted from a Delaware limited liability company to a Delaware corporation and changed its name from “GE Healthcare Holding LLC” to “GE HealthCare Technologies Inc.” The Bylaws of the Company (the “Bylaws”) also became effective immediately following the Effective Time. The Charter and Bylaws were previously approved by the Company’s board of directors and GE’s board of directors and by GE as the Company’s sole member. The Spin-Off is expected to occur after market close on January 3, 2023.

A summary of the material provisions of the Charter and Bylaws can be found in the section titled “Description of Our Capital Stock” on pages 210 through 213 of the Information Statement which is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 8, 2022, which pages are incorporated herein by reference. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter and Bylaws, which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Incorporation.

3.2	Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2022

GE HEALTHCARE TECHNOLOGIES INC.

By:	/s/ Robert M. Giglietti
Name: Robert M. Giglietti
Title: Senior Vice President